$101,651,000 Offered (approximate)

                   Lehman ABS Manufactured Housing Contract
                 Senior/Subordinate Asset-Backed Certificates,
                                 Series 2002-A







                            GreenPoint Credit, LLC
                              Seller and Servicer

                            Lehman ABS Corporation
                                   Depositor









                               LEHMAN BROTHERS
                    Where vision gets built.(service mark)


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                                  DISCLAIMER
                                  ----------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.

These Computational Materials are furnished to you solely by the Underwriters and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither the Underwriters, the issuer of the securities nor any of their respective affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These Computational Materials may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating the information herein.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may vary and dramatically affect such yields or weighted average lives. In addition, it is probable that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and the structure of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final Prospectus Supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there by any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state. Prospective purchasers are referred to the final Prospectus and Prospectus Supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. The information contained in these Computational Materials will be superseded by the description of the assets and the other information contained in the final Prospectus Supplement and Prospectus relating to the securities discussed in this communication. A final Prospectus and Prospectus Supplement may be obtained by contacting any of the Underwriters' Trading Desks. Please be advised that asset-baked securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.









Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                         TERM SHEET DATED July 31, 2002

                   Lehman ABS Manufactured Housing Contract
                Senior/Subordinate Asset-Backed Certificates,
                                Series 2002-A
                          $101,651,000 (Approximate)
                              Subject to Revision

Seller and Servicer            GreenPoint Credit, LLC

Depositor                      Lehman ABS Corporation

Trustee and Custodian          U.S. Bank National Association

Back-up Servicer               Wells Fargo Bank Minnesota, NA

Underwriter                    Lehman Brothers

Rating Agencies                Standard and Poor's and Moody's Investors Service




OFFERED CERTIFICATES/(1):/

-------------------- ------------------- ---------------------------- ------------------ ------------------ ------------------
                                                                                              WAL at         Final Maturity
                         Amount              Ratings (S&P/Moody's)        Rate Type          200% MHP          at 200% MHP
-------------------- ------------------- ---------------------------- ------------------ ------------------ ------------------
To Call and Maturity
    A/(2)/               $77,666,000.00            AAA/Aaa              Floating(3)            2.92              05/2011
    M-1                    7,995,000.00            AA/Aa2               Floating(3)            6.21              05/2011
    M-2                    7,995,000.00             A/A2                Floating(3)            6.21              05/2011
    B-1                    7,995,000.00           BBB/Baa2              Floating(3)            5.31              05/2009
-------------------- ------------------- ---------------------------- ------------------ ------------------ ------------------
Total Balance           $101,651,000.00
-------------------- ------------------- ---------------------------- ------------------ ------------------ ------------------


(1) All Offered Certificates are priced to maturity at 200 MHP (prepayments start at 7.4% CPR in month 1, increase by 0.2% CPR each month until 12% CPR in month 24, and remain at 12% CPR thereafter). The price to be paid by investors for the Offered Certificates will not include accrued interest (the bonds will settle "flat").
(2) In the event that the Optional Purchase is not exercised, the Class A pass-through rate will increase by 0.50%.
(3)  The lesser of (a) one-month LIBOR plus the related margin per annum and
     (b) the Net WAC Cap Rate (as defined herein). Each class of Certificates will be entitled to payments of interest arising from the Yield Maintenance Agreements (as described herein).












FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

CUT-OFF DATE:                       June 30, 2002

EXP. PRICING:                       Week of August 5, 2002

EXP. SETTLEMENT/
CLOSING DATE:                       August 15, 2002

FINAL TRUST
DISTRIBUTION DATE:                  June 1, 2033

DISTRIBUTION DATE:                  The 15th day of each month (or if such 15th
                                    day is not a business day, the next
                                    succeeding business day), commencing in
                                    September 2002.

OTHER CERTIFICATES:                 In addition to the Offered Certificates,
                                    the Class B-2, Class C and Class R
                                    Certificates will also be issued. The
                                    Class C Certificates are interest-only
                                    Certificates and the Class R Certificates are residual Certificates. The Class B-2
                                    Certificates which have an initial balance of $5,711,000 are not being publicly offered under the Prospectus Supplement.
                                    The Class C and Class R Certificates will be initially held by an affiliate of Lehman Brothers. The Class B-2, Class C, and Class R Certificates will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, M-1, M-2, and B-1 Certificates are ERISA eligible.

SMMEA: Under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

TAX STATUS:                         Multiple REMIC elections will be made with
                                    respect to the Trust for federal income
                                    tax purposes.

OPTIONAL PURCHASE/
AUCTION: 10% cleanup call subject to certain requirements if call is not exercised.

STEP-UP COUPON:                     In the  event  that  the  cleanup  call is
                                    not exercised, the pass-through rate on
                                    the Class A Certificates will increase by 0.50%.

THE CONTRACT POOL:                  On the Closing Date, the Trust expects to
                                    purchase manufactured housing contracts
                                    having an aggregate principal balance of approximately $114,214,791.98 as of the
                                    Cut-off Date (the "Contracts"), which
                                    includes $87,214,018.63 of adjustable rate contracts and $27,000,773.35 of fixed rate contracts.

BACK-UP SERVICER:                   Wells Fargo Bank Minnesota,  N.A. (the
                                    "Back-up Servicer"). If a Servicing
                                    Termination Event (as described below and more fully in the Pooling and Servicing
                                    Agreement) were to occur, the Back-Up
                                    Servicer may be appointed as the new
                                    Servicer within 60 calendar days of
                                    notification.

SERVICING FEE RATE:                 As long as GreenPoint Credit is the
                                    Servicer, 0.75% per annum. If servicing
                                    transfers to a successor servicer, the
                                    servicing fee rate will be increased to no more than 1.00% per annum.

TRUSTEE FEE RATE:                   0.032% per annum on the outstanding
                                    principal balance of the Contracts.

BACK-UP SERVICING
FEE RATE:                           0.090% per annum on the outstanding
                                    principal balance of the Contracts.

LIBOR CAP
COUNTERPARTY:                       Lehman Brothers Derivative Products Inc.,
                                    rated AAA by Standard and Poor's and Aaa by Moody's Investors Service

DELAY DAYS:                         The Certificates will have no payment delay.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

RECORD DATE:                        The business day just before the
                                    Distribution Date.

REGISTRATION:                       The Offered Certificates will be available
                                    in book-entry form through DTC, Euroclear or Clearstream.

DENOMINATIONS:                      $1,000 minimum and integral multiples of
                                    $1,000 in excess thereof.

EXCESS IO STRIP RATE:               The difference between 1.00% per annum and
                                    the then monthly Servicing Fee, on the
                                    outstanding principal balance of the
                                    Contracts (initially 0.25%).

EXPENSE ADJUSTED
CONTRACT RATE:                      With respect to any contract or any
                                    repossessed manufactured home or mortgaged property, the then applicable contract rate thereon (adjusted to an actual/360 basis) minus the sum of (v) the Annual
                                    Trustee Fee Rate, (w) the Annual Servicing
                                    Fee Rate, (x) the Annual Excess IO Strip
                                    Rate, (y) the Annual Backup Servicing Rate and (z) if the related distribution date occurs on or prior to the January 2005 distribution date, the Yield Maintenance
                                    Agreement Fee payable to the LIBOR Cap
                                    Counterparty.

NET WAC CAP RATE:                   With respect to any  distribution  date, a
                                    per annum rate equal to (1) the weighted average of the Expense Adjusted Contract
                                    Rates of the contracts as of the first day of the related due period less (2) the amount, expressed as a percentage, of any deductions from the Available Distribution
                                    Amount, required to indemnify the Backup
                                    Servicer as described in the pooling and servicing agreement (provided, that, the total amount so deducted together with any amounts distributed from the
                                    Indemnification Account, shall not be
                                    permitted to exceed $75,000 during any
                                    twelve-month period or $750,000
                                    cumulatively during the existence of the trust). For purposes of this calculation, the Expense Adjusted Contract Rates in respect of the simple interest loans shall be calculated by reference to the interest collections in respect of any payments for the preceding Accrual Period adjusted to be calculated based on a 360-day year and the actual number of days elapsed in the related Accrual Period. The Net WAC Cap
                                    Rate will be calculated based on a 360-day year and the actual number of days elapsed in the related Accrual Period.

NET WAC CAP RATE
CARRYOVER AMOUNT:                   With respect to each class of the offered
                                    certificates and the Class B-2
                                    Certificates, and any distribution date, the sum of (A) the positive excess, if any, of (i) the amount of interest
                                    (including, without limitation, the amount that would have been payable to any of the Class M Certificates and/or Class B
                                    Certificates in respect of Liquidation
                                    Loss Interest Amounts) that would have
                                    been payable to such class of certificates on such distribution date if the Pass-Through Rate for such class for such distribution date were calculated at the related Formula Rate over (ii) the amount of interest (including, without limitation, the amount payable to any of the Class M Certificates and/or Class B
                                    Certificates in respect of any Liquidation
                                    Loss Interest Amounts) payable on such
                                    class of certificates at the related
                                    Pass-Through Rate for such distribution
                                    date and (B) any related Net WAC Cap Rate
                                    Carryover Amount for the previous
                                    distribution date not previously paid,
                                    together with interest thereon at a rate equal to the related Formula Rate for such class of certificates for such distribution date.





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

MONTHLY ADVANCES:                   An advance required to be made by the
                                    servicer pursuant to the pooling and
                                    servicing agreement equal to the lesser of
                                    (1) delinquent scheduled payments of
                                    principal and interest on the contracts
                                    that were due in the preceding due period and (2) the amount, if any, by which the Available Distribution Amount on that distribution date is less than the amount required to pay scheduled distributions of interest on the Class A, Class M-1, Class
                                    M-2, Class B-1 and Class B-2 Certificates;
                                    except to the extent that, in the
                                    servicer's sole judgment, the advance
                                    would not be recoverable from related late payments, liquidation proceeds or otherwise.


YIELD MAINTENANCE
AGREEMENTS:                         The trust will benefit from a series of
                                    interest rate cap payments pursuant to three cap agreements (collectively, the "Yield
                                    Maintenance Agreements") between the trust and the LIBOR Cap Counterparty, which are intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rates on the Class A Certificates, Class M Certificates and Class B Certificates, and the weighted average coupon of the contracts.

                                    On the business day prior to each
                                    distribution date, payments under the
                                    Yield Maintenance Agreements will be made based on a notional amount equal to the lesser of (x) the related balance schedule (as set forth in the prospectus supplement), and $0 thereafter, and (y) the actual balance of the related class or classes of certificates, or the related contracts, as applicable. The cap agreements will begin with the strike rates set forth below:

                            ----------------------------------------------------
                            YIELD MAINTENANCE AGREEMENT            STRIKE RATE
                            ----------------------------------------------------
                            ----------------------------------------------------
                            1)   The Fixed Rate Contracts Cap        4.00%
                            2)   The Class B-1 Certificate Cap       4.00%
                            3)   The Class B-2 Certificate Cap       4.00%

                            ----------------------------------------------------


DISTRIBUTIONS UNDER
THE YIELD MAINTENANCE
AGREEMENTS:                         On each distribution date, payments under
                                    the Yield Maintenance Agreements will be distributed in the following order of priority:

                                    (1) payments in respect of the Fixed Rate
                                        Contracts Cap as follows:
                                        (a)  to the Class A Certificates, any
                                             Net WAC Cap Rate Carryover Amount
                                             for such class and such
                                             distribution date;
                                        (b)  to the Class M-1 Certificates, any
                                             Net WAC Cap Rate Carryover Amount
                                             for such class and such
                                             distribution date;
                                        (c)  to the Class M-2 Certificates, any
                                             Net WAC Cap Rate Carryover Amount
                                             for such class and such
                                             distribution date;
                                        (d)  to the Class B-1 Certificates, any
                                             Net WAC Cap Rate Carryover Amount
                                             for such class and such
                                             distribution date;
                                        (e)  to the Class B-2 Certificates, any
                                             Net WAC Cap Rate Carryover Amount
                                             for such class and such
                                             distribution date;
                                        (f)  for deposit into the certificate
                                             account for distribution as Net
                                             Monthly Excess Cashflow, the amount
                                             of any Cumulative Realized Losses
                                             for the related due period less the
                                             sum of any amounts previously
                                             deposited into the certificate
                                             account for distribution as Net
                                             Monthly Excess Cashflow pursuant to
                                             this clause (1)(f) and clauses
                                             (2)(f) and (3)(f) below; and

                                        (g)  any remainder to be maintained in
                                             the Basis Risk Reserve Fund for
                                             application on subsequent
                                             distribution dates in the preceding
                                             order of priority.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                                    (2) After giving effect to the
                                        distributions described in clause (1),
                                        payments in respect of the Class B-1
                                        Certificate Cap as follows:
                                        (a) to the Class B-1 Certificates, any
                                            Net WAC Cap Rate Carryover Amount,
                                            for such class and such distribution
                                            date;
                                        (b) to the Class A Certificates, any Net
                                            WAC Cap Rate Carryover Amount for
                                            such class and such distribution
                                            date;
                                        (c) to the Class M-1 Certificates, any
                                            Net WAC Cap Rate Carryover Amount
                                            for such class and such distribution
                                            date;
                                        (d) to the Class M-2 Certificates, any
                                            Net WAC Cap Rate Carryover Amount
                                            for such class and such distribution
                                            date;
                                        (e) to the Class B-2 Certificates, any
                                            Net WAC Cap Rate Carryover Amount
                                            for such class and such distribution
                                            date;
                                        (f) for deposit into the certificate
                                            account for distribution as Net
                                            Monthly Excess Cashflow, the amount
                                            of any Cumulative Realized Losses
                                            for the related due period less the
                                            sum of any amounts previously
                                            deposited into the certificate
                                            account for distribution as Net
                                            Monthly Excess Cashflow pursuant to
                                            this clause (2)(f), clause (1)(f)
                                            above and clause (3)(f) below; and
                                        (g) any remainder to be maintained in
                                            the Basis Risk Reserve Fund for
                                            application on subsequent
                                            distribution dates in the preceding
                                            order of priority.

                                    (3) After giving effect to the
                                        distributions in clauses (1) and (2),
                                        payments in respect of the Class B-2
                                        Certificate Cap as follows:
                                        (a) to the Class B-2 Certificates, any
                                            Net WAC Cap Rate Carryover Amount
                                            for such class and such distribution
                                            date;
                                        (b) to the Class A Certificates, any Net
                                            WAC Cap Rate Carryover Amount for
                                            such class and such distribution
                                            date;
                                        (c) to the Class M-1 Certificates, any
                                            Net WAC Cap Rate Carryover Amount
                                            for such class and such distribution
                                            date;
                                        (d) to the Class M-2 Certificates, any
                                            Net WAC Cap Rate Carryover Amount
                                            for such class and such distribution
                                            date;
                                        (e) to the Class B-1 Certificates, any
                                            Net WAC Cap Rate Carryover Amount
                                            for such class and such distribution
                                            date;
                                        (f) for deposit into the certificate
                                            account for distribution as Net
                                            Monthly Excess Cashflow, the amount
                                            of any Cumulative Realized Losses
                                            for the related due period less the
                                            sum of any amounts previously
                                            deposited into the certificate
                                            account for distribution as Net
                                            Monthly Excess Cashflow pursuant to
                                            this clause (3)(f) and clauses
                                            (1)(f) and (2)(f) above; and
                                        (g) any remainder to be maintained in
                                            the Basis Risk Reserve Fund for
                                            application on subsequent
                                            distribution dates in the preceding
                                            order of priority.








Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

INITIAL CREDIT
ENHANCEMENT:                        Class A     32.00% subordination (Class M-1,
                                                Class M-2, Class B-1, Class B-2
                                                and overcollateralization) and
                                                Excess Spread

                                    Class M-1   25.00% subordination (Class M-2,
                                                Class B-1, Class B-2 and
                                                overcollateralization) and
                                                Excess Spread

                                    Class M-2   18.00% subordination (Class B-1,
                                                Class B-2 and
                                                overcollateralization) and
                                                Excess Spread

                                    Class B-1   11.00% subordination (Class B-2
                                                and overcollateralization) and
                                                Excess Spread

                                    There will be 6.00% initial
                                    overcollateralization.

                                    Beginning on the Distribution Date in
                                    October 2002, the Certificateholders will be entitled to receive additional distributions in respect of principal on each Distribution Date based upon the amount of Net Monthly Excess Cash Flow (as defined herein) remaining after all prior allocations until each Certificate has been paid in full. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.


DISTRIBUTIONS:                      Certificateholders will be entitled to
                                    receive on each Distribution Date
                                    commencing in September, to the extent
                                    that the amount available in the
                                    certificate account is sufficient
                                    therefor, distributions allocable to
                                    interest and principal, as described in
                                    the Prospectus Supplement. The amount
                                    available on each Distribution Date
                                    generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, and (ii) prepayments and other unscheduled collections received during the related
                                    Due Period, less (iii) interest accrued
                                    prior to the Cut-off Date, and less (iv) amounts required to pay various trust expenses such as the servicing fee, trustee fee, back-up servicing fee, amounts due to the LIBOR Cap Counterparty and amounts payable under the Excess IO
                                    Strip.

                                    The amount available in the Certificate
                                    Account with respect to any Distribution
                                    Date will be applied first to the
                                    distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                                    The "Due Period" with respect to all
                                    Distribution Dates other than the
                                    Distribution Date in September 2002, is
                                    the immediately preceding calendar month.

                                    With respect to the Distribution Date in September 2002, the Due Period is the period from and including the Cut-off Date and ending on August 31, 2002.







Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

INTEREST ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:                       Interest will be distributed first to the
                                    Class A Certificates, then to the Class
                                    M-1 Certificates, then to the Class M-2
                                    Certificates, and then to the Class B-1
                                    Certificates. Interest at the related
                                    Pass-Through Rate will accrue on the
                                    outstanding Class A Certificate Principal
                                    Balance, Class M-1 Adjusted Certificate
                                    Principal Balance, Class M-2 Adjusted
                                    Certificate Principal Balance, and Class
                                    B-1 Adjusted Certificate Principal
                                    Balance, as applicable, from the Closing
                                    Date or from the most recent Distribution
                                    Date on which interest has been paid, to but excluding the following Distribution
                                    Date, computed on an actual/360-day basis.

                                    The "Pass Through Rate" is a per annum
                                    rate equal to the lesser of (x) One-Month
                                    LIBOR plus the related margin (the
                                    "Formula Rate") and (y) the Net WAC Cap
                                    Rate.

                                    The "Class M-1 Adjusted Certificate
                                    Principal Balance" as of any Distribution
                                    Date is the Class M-1 Certificate
                                    Principal Balance less any Class M-1
                                    Liquidation Loss Amount. The "Class M-1
                                    Certificate Principal Balance" is the
                                    initial balance for such class at the
                                    issuance date less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                                    The "Class M-2 Adjusted Certificate
                                    Principal Balance" as of any Distribution
                                    Date is the Class M-2 Certificate
                                    Principal Balance less any Class M-2
                                    Liquidation Loss Amount. The "Class M-2
                                    Certificate Principal Balance" is the
                                    initial balance for such class at the
                                    issuance date less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                                    The "Class B-1 Adjusted Certificate
                                    Principal Balance" as of any Distribution
                                    Date is the Class B-1 Certificate
                                    Principal Balance less any Class B-1
                                    Liquidation Loss Amount. The "Class B-1
                                    Certificate Principal Balance" is the
                                    initial balance for such class at the
                                    issuance date less all amounts previously distributed on account of principal of the Class B-1 Certificates. The "Class B-2 Adjusted Certificate Principal Balance" as of any Distribution Date is the Class B-2 Certificate Principal Balance less any Class B-2 Liquidation Loss Amount. The Class B-2 Certificate Principal Balance is the initial balance for such class at the issuance date less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                                    The "Class B Adjusted Certificate
                                    Principal Balance" as of any Distribution
                                    Date is the sum of the Class B-1 Adjusted
                                    Certificate Principal Balance plus the
                                    Class B-2 Adjusted Certificate Principal
                                    Balance.

                                    Interest will accrue on the Liquidation
                                    Loss Interest Amount for each of the Class
                                    M-1, M-2, B-1, and B-2 at the applicable
                                    Pass-Through Rate for each Class, to the extent legally permissible. Payment of Liquidation Loss Interest Amounts is detailed below.

                                    With respect to any Class of Certificates, in the event that, on a particular Distribution Date, the amount available in the certificate account, after payment of interest on any Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Distribution Date. Any such amount so carried forward will bear interest at the applicable Pass-Through Rate, to the extent legally permissible. Such amounts will constitute the "Unpaid Interest Shortfall Amount" for the applicable Class of Certificates. Any Unpaid Interest Shortfall Amount that has accrued for a Class of Certificates will be payable together with interest at the Pass-Through Rate for such Class, in the priority described above.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
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PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:                       After the payment of all interest
                                    distributable to the Class A, Class M-1,
                                    Class M-2, and Class B-1
                                    Certificateholders, principal will be
                                    distributable in the following manner:

                                    Formula Principal Distribution Amount
                                    means, with respect to any distribution
                                    date, an amount equal to the sum (without duplication) of (a) all scheduled payments of principal due to the extent received or advanced on each outstanding contract during the related due period, (b) all partial prepayments on the contracts received during the related due period,
                                    (c) the principal balance of each contract for which a principal prepayment in full was received during the related due period, (d) the principal balance of each contract that became a liquidated contract during the related due period, (e) the principal balance of each contract that was repurchased during the related due period and (f) all non-cash reductions to the principal balance of each contract during the related due period whether by bankruptcy or other similar proceeding or other adjustment by the servicer in the normal course of business of its servicing activities.

                                    Unpaid Class Principal Shortfall means,
                                    with respect to any distribution date and class of certificates, the amount, if any, by which the Formula Principal Distribution Amount to which that class was entitled exceeds the amount of principal actually distributed to that class in respect of the Formula Principal Distribution Amount on that distribution date.

                                    On each Distribution Date, any Unpaid
                                    Class A Principal Shortfall that remains outstanding from a previous distribution date plus the Class A Percentage of the Formula Principal Distribution Amount (as defined herein) will be distributed to the Class A Certificateholders.

                                    On each Distribution Date, to the extent of the amount available in the certificate account after the payment of interest at the Pass-Through Rate and any Unpaid Interest Shortfall Amounts for the Class A, Class M-1, Class M-2 and Class B-1 Certificates, the following amounts will be distributed in the following priority, in each case as principal or in respect of liquidation loss amounts to the extent indicated below:

                                    (1)  to the Class A Certificates as follows:
                                         (a)  any Unpaid Class Principal
                                              Shortfall for such class that
                                              remains outstanding from a
                                              previous distribution date;
                                         (b)  the Class A Percentage of the
                                              Formula Principal Distribution
                                              Amount;

                                    (2)  to the Class M-1 Certificates as
                                         follows:
                                         (a)  any Unpaid Class Principal
                                              Shortfall for such class that
                                              remains outstanding from a
                                              previous distribution date;
                                         (b)  on each distribution date on or
                                              after which the Certificate
                                              Principal Balance of the Class A
                                              Certificates has been reduced to
                                              zero or, prior to that time, on
                                              which the Class M-1 Distribution
                                              Test is satisfied, the Class M-1
                                              Percentage of the Formula
                                              Principal Distribution Amount;
                                         (c)  any Liquidation Loss Interest
                                              Amount for such class;
                                         (d)  any Liquidation Loss Interest
                                              Shortfall for such class;







Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
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-------------------------------------------------------------------------------

                                    (3)  to the Class M-2 Certificates as
                                         follows:
                                         (a)  any Unpaid Class Principal
                                              Shortfall for such class that
                                              remains outstanding from a
                                              previous distribution date;
                                         (b)  on each distribution date on or
                                              after which the Certificate
                                              Principal Balances of the Class A
                                              Certificates and Class M-1
                                              Certificates have been reduced to
                                              zero or prior to that time, on
                                              which the Class M-2 Distribution
                                              Test is satisfied the Class M-2
                                              Percentage of the Formula
                                              Principal Distribution
                                              Amount;
                                         (c)  any Liquidation Loss Interest
                                              Amount for such class;
                                         (d)  any Liquidation Loss Interest
                                              Shortfall for such class;

                                    (4)  to the Class B-1 Certificates as
                                         follows:
                                         (a)  any Unpaid Class Principal
                                              Shortfall for such class that
                                              remains outstanding from a
                                              previous distribution date;
                                         (b)  on each distribution date on or
                                              after which the Certificate
                                              Principal Balance of the Class A
                                              Certificates, Class M-1
                                              Certificates and Class M-2
                                              Certificates have been reduced to
                                              zero or, prior to that time, on
                                              which the Class B Distribution
                                              Test is satisfied, the Class B
                                              Percentage of the Formula
                                              Principal Distribution
                                              Amount;
                                         (c)  any Liquidation Loss Interest
                                              Amount for such class;
                                         (d)  any Liquidation Loss Interest
                                              Shortfall for such class.

                                    For purposes of the above distributions, the following terms will have the meanings described below:

                                    The Class A Percentage for any
                                    Distribution Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Certificate Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Certificate Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Distribution Date, the Class M-1 Adjusted Certificate Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Distribution Date, the Class M-2 Adjusted Certificate Principal Balance, otherwise zero, and
                                    (iv) if the Class B Distribution Test is satisfied on such Distribution Date, the Class B Adjusted Certificate Principal Balance, otherwise zero, all as of such Distribution Date.

                                    The Class M-1 Percentage for any
                                    Distribution Date will equal (a) zero, if the Class A Certificate Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Adjusted Certificate Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Certificate Principal Balance, if any, (ii) the Class M-1 Adjusted Certificate Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Distribution Date, the Class M-2 Adjusted Certificate Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Distribution Date, the Class B Adjusted Certificate Principal Balance, otherwise zero, all as of such Distribution Date.

                                    The Class M-1 Distribution Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after September 2006; (ii) the Average Sixty-Day Delinquency Ratio Test as of such Distribution Date must not exceed 9.00%; (iii) the Cumulative Realized Losses Test (as defined herein) must be satisfied; (iv) the Current Realized Loss Ratio as of such Distribution Date must not exceed 6.00%; and (v) the sum of the Class M-1 Adjusted Certificate Principal Balance, the Class M-2 Adjusted Certificate Principal Balance, the Class B Adjusted Certificate Principal Balance, and the
                                    Overcollateralization Amount divided by
                                    the Pool Principal Balance as of the
                                    immediately preceding Distribution Date
                                    must be equal to or greater than 64.00%.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                                    The Class M-2 Percentage for any
                                    Distribution Date will equal (a) zero, if the Class A Certificate Principal Balance and Class M-1 Certificate Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Adjusted Certificate Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Certificate Principal Balance, if any, (ii) if the Class M-1 Distribution Test is satisfied on such Distribution Date, the Class M-1 Adjusted Certificate Principal Balance, otherwise zero, (iii) the Class M-2 Adjusted Certificate Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Distribution Date, the Class B Adjusted Certificate Principal Balance, otherwise zero, all as of such Distribution Date.

                                    The Class M-2 Distribution Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after September 2006; (ii) the Average Sixty-Day Delinquency Ratio Test as of such Distribution Date must not exceed 9.00%; (iii) the Cumulative Realized Losses Test (as defined herein) must be satisfied; (iv) the Current Realized Loss Ratio as of such Distribution Date must not exceed 6.00%; and (v) the sum of the Class M-2 Adjusted Certificate Principal Balance, the Class B Adjusted Certificate Principal Balance, and the Overcollateralization Amount divided by the Pool Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 50.00%.

                                    The Class B Percentage for any
                                    Distribution Date will equal (a) zero, if the Class A Certificate Principal Balance, the Class M-1 Certificate Principal Balance and the Class M-2 Certificate Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Adjusted Certificate Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Certificate Principal Balance, if any,
                                    (ii) if the Class M-1 Distribution Test is satisfied on such Distribution Date, the Class M-1 Adjusted Certificate Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Distribution Date, the Class M-2 Adjusted Certificate Principal Balance, otherwise zero, and (iv) the Class B Adjusted Certificate Principal Balance, all as of such Distribution Date.

                                    The Class B Distribution Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after September 2006; (ii) the Average Sixty-Day Delinquency Ratio Test as of such Distribution Date must not exceed 9.00%; (iii) the Cumulative Realized Losses Test (as defined herein) must be satisfied; (iv) the Current Realized Loss Ratio as of such Distribution Date must not exceed 6.00%;
                                    (v) the Class B Adjusted Certificate
                                    Principal Balance plus the
                                    Overcollateralization amount divided by
                                    the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 36.00%.


CLASS B-2 INTEREST:                 Interest will accrue at the
                                    Pass-Through Rate for the Class B-2
                                    Certificates on the outstanding Class B-2
                                    Adjusted Certificate Principal Balance from the Closing Date, or from the most recent
                                    Distribution Date on which interest has been paid to but excluding the following
                                    Distribution Date.

                                    To the extent of the remaining amount
                                    available in the certificate account, if any, for a Distribution Date after payment of all interest and principal and liquidation loss amounts then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Distribution Date at the Class B-2 Pass-Through Rate on the then outstanding Class B-2 Adjusted Certificate Principal Balance.


CLASS B-2 PRINCIPAL:                On each Distribution Date, to the extent of
                                    the amount available in the certificate
                                    account after the payment of interest at the Pass-Through Rate and any Unpaid
                                    Interest Shortfall Amounts for the Class
                                    A, Class M-1, Class M-2 and Class B-1
                                    Certificates, the payments of formula
                                    principal

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                                    amounts and liquidation loss amounts as
                                    described above for the Class A, Class
                                    M-1, Class M-2 and Class B-1 Certificates and the payment of interest at the Pass-Through Rate and any Unpaid Interest Shortfall Amounts for the Class B-2 Certificates, the following amounts will be distributed in as principal or in respect of liquidation loss amounts to the Class B-2 Certificates:

                                         (a)  on each distribution date on or
                                              after which the Certificate
                                              Principal Balances of the Class A
                                              Certificates, Class M-1
                                              Certificates, Class M-2
                                              Certificates and Class B-1
                                              Certificates have been reduced to
                                              zero, or prior to that time, on
                                              which the Class B Distribution
                                              Test is satisfied the Class B
                                              Percentage of the Formula
                                              Principal Distribution Amount,
                                              minus any Formula Principal
                                              Distribution Amount distributed to
                                              the Class B-1 Certificates on that
                                              distribution date;
                                         (b)  any Liquidation Loss Interest
                                              Amount for the Class B-2
                                              Certificates;
                                         (c)  any Liquidation Loss Interest
                                              Shortfall for the Class B-2
                                              Certificates.

LOSSES ON LIQUIDATED
CONTRACTS:                          If Net Liquidation Proceeds from Liquidated
                                    Contracts in the respective collection
                                    period are less than the remaining
                                    principal balance of such Liquidated
                                    Contracts, the shortfall amount will be
                                    absorbed by the Overcollateralization
                                    Amount, then the Class B-2
                                    Certificateholders (the "Class B-2
                                    Liquidation Loss Amount"), then the Class
                                    B-1 Certificateholders (the "Class B-1
                                    Liquidation Loss Amount"), then the Class
                                    M-2 Certificateholders (the "Class M-2
                                    Liquidation Loss Amount") and then the
                                    Class M-1 Certificateholders (the "Class
                                    M-1 Liquidation Loss Amount"), since a
                                    portion of the amount available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                                    Certificateholders.

NET MONTHLY EXCESS
CASH FLOW:                          On each Distribution Date, the Net Monthly
                                    Excess Cash Flow is the sum of (A) the
                                    excess of (i) the amount available for
                                    such Distribution Date (after the payment of the fees due the Servicer, Trustee, Back-up Servicer, LIBOR Cap Counterparty,
                                    (including reimbursement of advances
                                    previously made by the Servicer)) and
                                    Excess IO Strip Amount over (ii) the
                                    amount of interest, formula principal
                                    amounts, any formula principal shortfall amounts, and amounts in respect of liquidation loss amounts paid to the Certificateholders on such Distribution
                                    Date and (B) amounts deposited into the
                                    certificate account pursuant to pursuant to clauses (1)(f), (2)(f) and (3)(f) as described above under "Distributions Under the Yield Maintenance Agreements."

                                    On each Distribution Date, the Net Monthly
                                    Excess Cashflow is required to be
                                    distributed in the following order of
                                    priority:

                                       (1) to the Class A Certificates, any Net
                                           WAC Cap Rate Carryover Amount for
                                           such class and such distribution
                                           date, to the extent not previously
                                           paid;
                                       (2) to the Class M-1 Certificates, any
                                           Net WAC Cap Rate Carryover Amount for
                                           such class and such distribution
                                           date, to the extent not previously
                                           paid;
                                       (3) to the Class M-2 Certificates, any
                                           Net WAC Cap Rate Carryover Amount for
                                           such class and such distribution
                                           date, to the extent not previously
                                           paid;
                                       (4) to the Class B-1 Certificates, any
                                           Net WAC Cap Rate Carryover Amount for
                                           such class and such distribution
                                           date, to the extent not previously
                                           paid;
                                       (5) to the Class B-2 Certificates, any
                                           Net WAC Cap Rate Carryover Amount for
                                           such class and such distribution
                                           date, to the extent not previously
                                           paid;
                                       (6) to the backup servicer, any unpaid
                                           indemnification amounts;
                                       (7) beginning on the Distribution Date in
                                           October 2002, to make deposits to the
                                           Indemnification Account until the
                                           amount on deposit therein is equal to
                                           $75,000;
                                       (8) beginning on the Distribution Date in
                                           October 2002, any remaining Net
                                           Monthly Excess Cashflow will be
                                           allocated as additional principal to
                                           the certificates in such manner that
                                           each class of certificates that
                                           received a distribution of the
                                           Formula Principal Distribution Amount
                                           on the applicable distribution date
                                           will receive a proportionate
                                           allocation of the

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                                           remaining Net Monthly Excess
                                           Cashflow that is equal to the
                                           percentage of Formula Principal
                                           Distribution Amount to which that
                                           class was entitled on that
                                           Distribution Date, in each case
                                           until the Certificate Principal
                                           Balance of the class receiving such
                                           distribution has been reduced to
                                           zero; and

                                       (9) to the holders of the Class C
                                           Certificates, any remaining Net
                                           Monthly Excess Cashflow.

DISTRIBUTIONS UNDER THE
EXCESS IO STRIP AND THE
CLASS B-2 RESERVE ACCOUNT:             On each Distribution Date amounts in the
                                       Class B-2 Reserve Account will be
                                       distributed as follows (and after
                                       the application of all available
                                       amounts in the certificate account
                                       including all Net Monthly Excess
                                       Cashflow):
                                       (1) any unpaid Monthly Interest
                                           Distributable Amount and any Unpaid
                                           Interest Shortfall Amount for the
                                           Class B-2 Certificates on such
                                           Distribution Date;
                                       (2) any unpaid Liquidation Loss
                                           Interest Amount for the Class B-2
                                           Certificates on such Distribution
                                           Date;
                                       (3) any unpaid Liquidation Loss
                                           Interest Shortfall for the Class
                                           B-2 Certificates on such
                                           Distribution Date;
                                       (4) any unpaid Net WAC Cap Rate
                                           Carryover Amount for the Class B-2
                                           Certificates on such Distribution
                                           Date;
                                       (5) any remainder to be maintained
                                           in the Class B-2 Reserve Account
                                           for application on subsequent
                                           distribution dates in the preceding
                                           order of priority.

                                       On each Distribution Date, the Excess IO
                                       Strip Amount will be distributed as
                                       follows (and after the application of all available amounts in the certificate account including all Net Monthly Excess Cashflow and the amounts indicated above):
                                       (1) to the Class B-2 Reserve
                                           Account, any amounts necessary to
                                           cause the amount in the Class B-2
                                           Reserve Account to equal the
                                           Required B-2 Reserve Account
                                           Balance;
                                       (2) any unpaid Monthly Interest
                                           Distributable Amount and any Unpaid
                                           Interest Shortfall Amount for the
                                           Class B-2 Certificates on such
                                           Distribution Date;
                                       (3) any unpaid Liquidation Loss
                                           Interest Amount for the Class B-2
                                           Certificates on such Distribution
                                           Date;
                                       (4) any unpaid Liquidation Loss
                                           Interest Shortfall for the Class
                                           B-2 Certificates on such
                                           Distribution Date;
                                       (5) any unpaid Net WAC Cap Rate
                                           Carryover Amount for the Class B-2
                                           Certificates on such Distribution
                                           Date;
                                       (6) as additional principal
                                           distribution to the Class B-2
                                           Certificates until the Class B-2
                                           Certificate Principal Balance has
                                           been reduced to zero; and
                                       (7) any additional amounts to the
                                           Depositor.

                                       Required Class B-2 Reserve Account
                                       Balance will equal on each Distribution
                                       Date a fraction, the numerator of which
                                       is the current period formula rate on the Class B-2 times the Certificate Principal Balance of the Class B-2 at the beginning of the related Distribution Period; and the denominator of which is 4.

OPTIONAL PURCHASE/
AUCTION: Commencing on the first Distribution Date when the aggregate principal balance of the contracts is less than or equal to 10% of the aggregate Cut-off Date principal balance of the contracts, the Servicer, with the consent of Aurora Loan Services (which consent Aurora may grant or withhold at its discretion), will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates, all accrued and unpaid interest thereon, any unpaid basis risk carryover shortfalls, and any amounts owed the LIBOR Cap Counterparty.

                                    If the Servicer does not exercise this
                                    purchase option, or if Aurora does not
                                    consent to the Servicer's exercise of its purchase option, Aurora shall have the right to purchase all of the

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                                    outstanding contracts. In addition, on the next Distribution Date, if neither the Servicer nor Aurora has purchased the contracts, the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of such sale are sufficient to pay the aggregate unpaid principal balance of the Certificates, all accrued and unpaid interest thereon, any Net WAC Cap Carryover Amounts, and any amounts owed the LIBOR Cap Counterparty. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Servicer's purchase option will expire upon the trustee's acceptance of a qualifying bid.

CUMULATIVE REALIZED
LOSSES TEST:                        The Cumulative Realized Losses Test is
                                    satisfied for any Distribution Date if the cumulative realized loss ratio for the Contracts for such Distribution Date is less than or equal to the percentage set forth below for the specified period:

                                           Months from the
                                           Closing Date            Percentage
                                           ------------            ----------
                                           49-60                     10.00%
                                           61-72                     13.00%
                                           73-84                     16.00%
                                           85 and thereafter         21.00%

BACK-UP SERVICER
INDEMNIFICATION:                    Certain indemnification expenses incurred by
                                    the Back-up Servicer are paid from available funds prior to interest and principal on the Certificates. Such expenses (as detailed in the Pooling and Servicing Agreement) are limited to a maximum of $75,000 per year, and a lifetime maximum of $750,000. These expenses will first be paid from funds available in the Indemnification Account.

                                    The Indemnification Account will be funded, beginning on the Distribution Date in October 2002, out of Net Monthly Excess Cash Flow to a target balance of $75,000. If the balance is drawn upon, the Fund will be replenished out of Net Monthly Excess Cash Flow.


SERVICING TERMINATION
EVENT TESTS:                        The Servicing Termination Event Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Average Sixty-Day
                                    Delinquency Ratio as of such Distribution
                                    Date must not exceed 5.00% for a period of 6 months; (ii) the Cumulative Realized
                                    Losses as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal
                                    Balance, depending on the year in which
                                    such Distribution Date occurs as set forth in the table below; (iii) the Annual
                                    Current Realized Loss Ratio as of such
                                    Distribution Date must not exceed 5.00%.

                                           Months from the
                                           Closing Date            Percentage
                                           ------------            ----------
                                            37-48                    12.00%
                                            49-60                    13.00%
                                            61-72                    14.00%
                                            73-84                    15.00%
                                            85 and thereafter        16.00%

                                    In addition to the Servicing Termination
                                    Event Tests listed above, the servicing may be transferred, without cause, at the sole discretion of the Class C Certificate Holder with 90 days notice.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

     The information presented below relates to the Contracts as of the Cut-off Date.


                    THE CONTRACT POOL AS OF THE CUT-OFF DATE

================================== ================================ ================================ ===============================
                                             Fixed Rate                       Adjustable                           All
                                              Contracts                     Rate Contracts                      Contracts
---------------------------------- -------------------------------- -------------------------------- -------------------------------
Collateral Summary
Number of Contracts:                                        592                            1,367                            1,959
Balance of Contracts:                            $27,000,773.35                   $87,214,018.63                  $114,214,791.98
Wgt. Avg. Contract Rate:                                 9.600%                           7.307%                           7.849%
Range of Rates:                                  4.000%-19.500%                   4.750%-16.250%                   4.000%-19.500%
Wgt. Avg. Orig. Maturity:                                   304                              333                              326
Wgt. Avg. Rem. Maturity:                                    293                              329                              321
Avg. Current Balance:                                $45,609.41                       $63,799.57                       $58,302.60
Non-Zero Wgt. Avg. LTV:                                 87.184%                          86.724%                          86.832%
Non-Zero Wgt. Avg. FICO Score:                              665                              683                              679
New/Used:                                       75.02% / 24.89%                   93.82% / 6.18%                  89.38% / 10.60%
Park/Private/Unknown:                   13.58% / 80.80% / 5.61%           7.95% / 88.14% / 3.90%           9.28% / 86.41% / 4.31%
Single-Wide/Multi-Wide:                         18.71% / 80.96%                   8.40% / 91.60%                  10.83% / 89.09%
Land-Home / Non-Land-Home:                      47.22% / 52.78%                  71.18% / 28.82%                  65.51% / 34.49%
Repossession Refinance:                                  19.22%                            3.29%                            7.05%
0-29 Days Delinquent:                                    97.63%                           99.86%                           99.33%
30-59 Days Delinquent:                                    1.62%                            0.14%                            0.49%
60-89 Days Delinquent:                                    0.75%                                -                            0.18%

Origination Year
  1984                                                     0.06%                               -                             0.01%
  1985                                                     0.02%                               -                             0.01%
  1987                                                     0.01%                               -                                 *
  1988                                                     0.11%                               -                             0.03%
  1989                                                     0.12%                               -                             0.03%
  1998                                                     1.02%                               -                             0.24%
  1999                                                    16.67%                               -                             3.94%
  2000                                                     6.52%                           0.08%                             1.60%
  2001                                                     4.89%                           5.72%                             5.52%
  2002                                                    70.57%                          94.20%                            88.62%
  Non-Zero Wgt. Avg                                         2001                            2002                              2002

FICO Score
  N/A                                                      4.08%                           0.41%                             1.28%
  451-500                                                  0.15%                               -                             0.04%
  501-550                                                  2.22%                           0.20%                             0.68%
  551-600                                                  9.76%                           4.84%                             6.00%
  601-650                                                 29.92%                          26.69%                            27.45%
  651-700                                                 25.94%                          31.29%                            30.02%
  701-750                                                 18.99%                          22.85%                            21.94%
  751-800                                                  8.47%                          12.25%                            11.36%
  801-850                                                  0.48%                           1.47%                             1.23%
  Non-Zero Wgt. Avg                                         665                              683                              679
---------------------------------- -------------------------------- -------------------------------- -------------------------------

Percentages are based upon principal balance. Percentages may not add to 100% due to rounding.
* Indicates an amount greater than 0.00% but less than 0.005%.





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------


               THE CONTRACT POOL AS OF THE CUT-OFF DATE (CONT.)

=========================================== ========================================= ========================================
                 Fixed Rate                                Adjustable                                    All
                 Contracts                               Rate Contracts                               Contracts
------------------------------------------- ----------------------------------------- ----------------------------------------
State                                       State                                     State
New York                            10.21%  Florida                            9.23%  Florida                            8.18%
Texas                                8.44%  Kentucky                           7.66%  Kentucky                           7.83%
Kentucky                             8.40%  New York                           6.62%  New York                           7.47%
North Carolina                       6.58%  North Carolina                     6.57%  North Carolina                     6.57%
Georgia                              5.93%  Georgia                            6.44%  Georgia                            6.32%
Florida                              4.80%  Tennessee                          5.41%  Tennessee                          5.21%
Indiana                              4.61%  Missouri                           4.24%  Texas                              4.66%
Tennessee                            4.56%  Ohio                               4.14%  Missouri                           3.95%
Alabama                              4.31%  West Virginia                      4.13%  Indiana                            3.92%
Michigan                             3.37%  Indiana                            3.71%  West Virginia                      3.84%
South Carolina                       3.01%  Alabama                            3.59%  Ohio                               3.83%
Missouri                             2.99%  Texas                              3.48%  Alabama                            3.76%
West Virginia                        2.93%  Louisiana                          3.17%  Louisiana                          2.99%
Ohio                                 2.81%  Pennsylvania                       3.15%  Pennsylvania                       2.92%
Oklahoma                             2.76%  Mississippi                        2.87%  Michigan                           2.84%
Louisiana                            2.41%  Illinois                           2.76%  Mississippi                        2.65%
Virginia                             2.26%  Michigan                           2.68%  Illinois                           2.54%
New Mexico                           2.20%  Virginia                           2.22%  Virginia                           2.23%
Pennsylvania                         2.16%  Washington                         2.05%  South Carolina                     1.76%
Mississippi                          1.93%  Vermont                            1.75%  Vermont                            1.76%
Maine                                1.91%  South Carolina                     1.38%  Washington                         1.58%
Illinois                             1.82%  Oregon                             1.27%  Maine                              1.19%
Vermont                              1.79%  Arizona                            1.26%  Iowa                               1.11%
New Hampshire                        1.32%  Kansas                             1.10%  Arizona                            1.09%
Iowa                                 1.13%  Iowa                               1.10%  Oklahoma                           1.07%
Kansas                               0.93%  Arkansas                           1.01%  Kansas                             1.06%
Minnesota                            0.70%  Maine                              0.96%  Oregon                             1.04%
Colorado                             0.69%  Nebraska                           0.87%  Arkansas                           0.84%
Arizona                              0.56%  South Dakota                       0.66%  New Hampshire                      0.75%
Delaware                             0.48%  Montana                            0.63%  Nebraska                           0.66%
Arkansas                             0.32%  New Hampshire                      0.57%  New Mexico                         0.60%
California                           0.32%  Nevada                             0.55%  South Dakota                       0.56%
Oregon                               0.30%  Oklahoma                           0.54%  Montana                            0.48%
South Dakota                         0.25%  California                         0.50%  California                         0.46%
Maryland                             0.22%  Delaware                           0.43%  Minnesota                          0.45%
Idaho                                0.17%  Minnesota                          0.37%  Delaware                           0.44%
Wyoming                              0.15%  Idaho                              0.26%  Nevada                             0.43%
Wisconsin                            0.10%  Maryland                           0.24%  Colorado                           0.27%
North Dakota                         0.08%  Colorado                           0.14%  Idaho                              0.24%
Nevada                               0.05%  Utah                               0.13%  Maryland                           0.23%
Washington                           0.04%  New Mexico                         0.10%  Utah                               0.10%
                                            Wisconsin                          0.08%  Wisconsin                          0.09%
                                                                                      Wyoming                            0.04%
                                                                                      North Dakota                       0.02%

------------------------------------------- ----------------------------------------- ----------------------------------------

Percentages are based upon principal balance. Percentages may not add to 100% due to rounding.







Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------



               THE CONTRACT POOL AS OF THE CUT-OFF DATE (CONT.)

================================== ================================ ================================ ===============================
                                            Fixed Rate                       Adjustable                          All
                                            Contracts                      Rate Contracts                     Contracts
---------------------------------- -------------------------------- -------------------------------- -------------------------------
Original Contract Amount
           0.01   -   10,000.00                              0.11%                            0.09%                            0.10%
      10,000.01   -   20,000.00                              2.99%                            0.93%                            1.42%
      20,000.01   -   30,000.00                              9.60%                            3.20%                            4.71%
      30,000.01   -   40,000.00                             14.01%                            5.25%                            7.32%
      40,000.01   -   50,000.00                             16.41%                            8.09%                           10.06%
      50,000.01   -   60,000.00                             12.83%                           11.17%                           11.56%
      60,000.01   -   70,000.00                             11.73%                           12.09%                           12.01%
      70,000.01   -   80,000.00                             12.71%                           15.30%                           14.69%
      80,000.01   -   90,000.00                              5.19%                           11.71%                           10.17%
      90,000.01   -   100,000.00                             6.20%                           11.50%                           10.24%
     100,000.01   -   110,000.00                             4.17%                            7.40%                            6.64%
     110,000.01   -   120,000.00                             1.64%                            5.34%                            4.47%
     120,000.01   -   130,000.00                             1.36%                            3.27%                            2.82%
     130,000.01   -   140,000.00                             0.49%                            1.70%                            1.41%
     140,000.01   -   150,000.00                              -                               1.01%                            0.77%
     150,000.01   -   160,000.00                             0.57%                            0.71%                            0.67%
     160,000.01   -   170,000.00                              -                               0.19%                            0.14%
     170,000.01   -   180,000.00                              -                               0.40%                            0.31%
     180,000.01   -   190,000.00                              -                               0.41%                            0.32%
     210,000.01   -   220,000.00                              -                               0.25%                            0.19%
    Average Original Balance                            $46,775.99                       $64,211.02                       $58,942.24

Contract Rate
          3.001   -   4.000                                  0.42%                                -                            0.10%
          4.001   -   5.000                                  2.58%                            1.91%                            2.07%
          5.001   -   6.000                                  3.90%                           22.68%                           18.24%
          6.001   -   7.000                                  4.33%                           30.21%                           24.09%
          7.001   -   8.000                                  5.72%                           17.75%                           14.91%
          8.001   -   9.000                                 26.04%                           13.85%                           16.73%
          9.001   -   10.000                                23.93%                            8.05%                           11.81%
         10.001   -   11.000                                11.20%                            1.97%                            4.15%
         11.001   -   12.000                                 9.12%                            1.79%                            3.52%
         12.001   -   13.000                                 4.83%                            1.23%                            2.08%
         13.001   -   14.000                                 3.69%                            0.21%                            1.03%
         14.001   -   15.000                                 1.86%                            0.29%                            0.66%
         15.001   -   16.000                                 1.22%                            0.02%                            0.30%
                 >=   16.001                                 1.17%                            0.03%                            0.30%
            Wgt. Avg                                        9.600%                           7.307%                           7.849%

Original Loan-to-Value Ratio
                  NA                                         0.60%                             -                               0.14%
         10.001   -   20.000                                     -                            0.01%                            0.01%
         20.001   -   30.000                                     -                            0.07%                            0.05%
         30.001   -   40.000                                 0.16%                            0.21%                            0.20%
         40.001   -   50.000                                 0.60%                            0.56%                            0.57%
         50.001   -   60.000                                 1.74%                            0.77%                            1.00%
         60.001   -   70.000                                 1.67%                            2.63%                            2.40%
         70.001   -   80.000                                12.06%                           13.33%                           13.03%
         80.001   -   90.000                                37.83%                           39.93%                           39.43%
         90.001   -   95.000                                36.26%                           31.16%                           32.36%
         95.001   -   100.000                                9.08%                           11.34%                           10.81%
        Non-Zero Wgt. Avg                                  87.184%                          86.724%                          86.832%

---------------------------------- -------------------------------- -------------------------------- -------------------------------

Percentages are based upon principal balance. Percentages may not add to 100% due to rounding.









Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------


               THE CONTRACT POOL AS OF THE CUT-OFF DATE (CONT.)

================================== ================================ ================================ ===============================
                                            Fixed Rate                       Adjustable                          All
                                            Contracts                      Rate Contracts                     Contracts
---------------------------------- -------------------------------- -------------------------------- -------------------------------
Margin                                                      ---                                                               ---
          1.001  -  2.000                                   ---                                0.09%                          ---
          2.001  -  3.000                                   ---                                0.18%                          ---
          3.001  -  4.000                                   ---                                6.11%                          ---
          4.001  -  5.000                                   ---                               25.32%                          ---
          5.001  -  6.000                                   ---                               26.99%                          ---
          6.001  -  7.000                                   ---                               16.53%                          ---
          7.001  -  8.000                                   ---                               12.77%                          ---
          8.001  -  9.000                                   ---                                7.36%                          ---
          9.001  -  10.000                                  ---                                1.73%                          ---
         10.001  -  11.000                                  ---                                1.87%                          ---
         11.001  -  12.000                                  ---                                0.71%                          ---
         12.001  -  13.000                                  ---                                0.30%                          ---
         13.001  -  14.000                                  ---                                0.05%
            Wgt. Avg                                        ---                               6.075%                          ---

Index Type
  1 Year LIBOR                                              ---                              100.00%                          ---

Lifetime Rate Cap
          9.001  -  10.000                                  ---                                1.91%                          ---
         10.001  -  11.000                                  ---                               22.50%                          ---
         11.001  -  12.000                                  ---                               30.21%                          ---
         12.001  -  13.000                                  ---                               17.93%                          ---
         13.001  -  14.000                                  ---                               13.85%                          ---
         14.001  -  15.000                                  ---                                7.97%                          ---
         15.001  -  16.000                                  ---                                1.97%                          ---
         16.001  -  17.000                                  ---                                1.87%                          ---
         17.001  -  18.000                                  ---                                1.23%                          ---
         18.001  -  19.000                                  ---                                0.21%                          ---
         19.001  -  20.000                                  ---                                0.29%                          ---
         20.001  -  21.000                                  ---                                0.02%                          ---
         21.001  -  22.000                                  ---                                0.03%                          ---
            Wgt. Avg                                        ---                              12.312%                          ---

Periodic Rate Cap
              2.00%                                         ---                              100.00%                          ---

Rate Change Frequency
           12 Months                                        ---                              100.00%                          ---

Next Rate Adjustment Date
             07-2002                                        ---                                0.60%                          ---
             08-2002                                        ---                                0.84%                          ---
             09-2002                                        ---                                3.04%                          ---
             10-2002                                        ---                                6.81%                          ---
             11-2002                                        ---                               14.10%                          ---
             12-2002                                        ---                               17.60%                          ---
             01-2003                                        ---                               33.81%                          ---
             02-2003                                        ---                               19.41%                          ---
             03-2003                                        ---                                2.57%                          ---
             04-2003                                        ---                                0.98%                          ---
             05-2003                                        ---                                0.13%                          ---
             06-2003                                        ---                                0.12%                          ---

---------------------------------- -------------------------------- -------------------------------- -------------------------------

Percentages are based upon principal balance. Percentages may not add to 100% due to rounding.










Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------


              PREPAYMENT SENSITIVITY TO CALL AND MATURITY/(1)/ /(2)/

============================================================================================================================
% of Base Prepayment                                                  *Pricing*
Assumption                      100% MHP           150% MHP            200% MHP           250% MHP            300% MHP
----------------------------------------------------------------------------------------------------------------------------
Class A
Average Life                      4.3                 3.5                2.9                 2.4                2.1
Duration                          4.0                 3.3                2.8                 2.4                2.0
Window (mos.)                1 - 129 (129)       1 - 116 (116)      1 - 105 (105)        1 - 97 (97)        1 - 89 (89)

Class M-1
Average Life                      7.7                 6.7                6.2                 5.9                5.6
Duration                          6.9                 6.0                5.7                 5.4                5.1
Window (mos.)                58 - 129 (72)       49 - 116 (68)      49 - 105 (57)       49 - 97 (49)        49 - 89 (41)

Class M-2
Average Life                      7.2                 6.7                6.2                 5.9                5.6
Duration                          6.3                 5.9                5.5                 5.3                5.0
Window (mos.)                49 - 129 (81)       49 - 116 (68)      49 - 105 (57)       49 - 97 (49)        49 - 89 (41)

Class B-1
Average Life                      5.9                 5.6                5.3                 5.1                4.9
Duration                          5.0                 4.8                4.6                 4.4                4.3
Window (mos.)                 49 - 98 (50)       49 - 88 (40)        49 - 81 (33)       49 - 75 (27)        49 - 71 (23)

Class B-2
Average Life                      7.8                 7.3                6.8                 6.4                6.0
Duration                          5.2                 5.0                4.8                 4.6                4.4
Window (mos.)                5 - 129 (125)       5 - 116 (112)      5 - 105 (101)        5 - 96 (92)        5 - 89 (85)
----------------------------------------------------------------------------------------------------------------------------

1) These assumptions may change and are subject to pricing.
2) Modified Duration - assumes an example discount margin.

















Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                 NET WAC CAP / AVAILABLE FUNDS RATE SCHEDULES
                 (1 MONTH LIBOR = 20%, 12 MONTH LIBOR = 20%)

================================================================================
                                 Effective    Effective Class  Effective Class
                    Net WAC   Available Funds  B-1 Available    B-2 Available
Period    Date     Cap Rate       Rate(1)      Funds Rate(2)    Funds Rate(3)
--------------------------------------------------------------------------------

     1    9/15/02    6.11%         9.90%           25.90%          25.90%
     2   10/15/02    5.50%         9.28%           25.28%          25.17%
     3   11/15/02    5.53%         9.31%           25.31%          25.14%
     4   12/15/02    5.63%         9.40%           25.40%          25.20%
     5    1/15/03    5.83%         9.60%           25.60%          25.40%
     6    2/15/03    6.09%         9.86%           25.86%          25.65%
     7    3/15/03    6.59%        10.36%           26.36%          26.16%
     8    4/15/03    6.88%        10.64%           26.64%          26.44%
     9    5/15/03    6.90%        10.66%           26.66%          26.46%
    10    6/15/03    6.90%        10.66%           26.66%          26.46%
    11    7/15/03    6.89%        10.65%           26.65%          26.45%
    12    8/15/03    6.88%        10.63%           26.63%          26.43%
    13    9/15/03    6.87%        10.63%           26.63%          26.42%
    14   10/15/03    6.87%        10.62%           26.62%          26.42%
    15   11/15/03    6.90%        10.65%           26.65%          26.45%
    16   12/15/03    6.99%        10.74%           26.74%          26.53%
    17    1/15/04    7.19%        10.94%           26.94%          26.73%
    18    2/15/04    7.45%        11.19%           27.19%          26.99%
    19    3/15/04    7.95%        11.69%           27.69%          27.48%
    20    4/15/04    8.23%        11.96%           27.96%          27.76%
    21    5/15/04    8.25%        11.98%           27.98%          27.78%
    22    6/15/04    8.25%        11.98%           27.98%          27.78%
    23    7/15/04    8.23%        11.96%           27.96%          27.76%
    24    8/15/04    8.21%        11.94%           27.94%          27.74%
    25    9/15/04    8.20%        11.93%           27.93%          27.72%
    26   10/15/04    8.19%        11.91%           27.91%          27.71%
    27   11/15/04    8.19%        11.92%           27.92%          27.71%
    28   12/15/04    8.23%        11.95%           27.95%          27.74%
    29    1/15/05    8.32%        12.03%           28.03%          27.83%
    30    2/15/05    8.43%        12.15%           28.15%          27.95%
    31    3/15/05   10.37%        14.09%           30.09%          29.89%
    32    4/15/05   10.52%        14.24%           30.24%          30.03%
    33    5/15/05   10.54%        14.25%           30.25%          30.05%
    34    6/15/05   10.55%        14.26%           30.26%          30.06%
    35    7/15/05   10.55%        14.26%           30.26%          30.06%
    36    8/15/05   10.55%        14.26%           30.26%          30.06%
    37    9/15/05   10.55%        14.26%           30.26%          30.05%
    38   10/15/05   10.55%        14.25%           30.25%          30.05%
    39   11/15/05   10.56%        14.25%           30.25%          30.05%
    40   12/15/05   10.56%        14.25%           30.25%          30.05%
    41    1/15/06   10.56%        14.25%           30.25%          30.04%
    42    2/15/06   10.56%        14.24%           30.24%          30.04%
    43    3/15/06   10.56%        14.24%           30.24%          30.04%
    44    4/15/06   10.56%        14.24%           30.24%          30.04%
    45    5/15/06   10.56%        14.24%           30.24%          30.03%
    46    6/15/06   10.56%        14.24%           30.24%          30.03%
    47    7/15/06   10.56%        14.23%           30.23%          30.03%
    48    8/15/06   10.56%        14.23%           30.23%          30.03%
    49    9/15/06   10.56%        14.23%           30.23%          30.02%
    50   10/15/06   10.56%        14.22%           29.67%          30.02%
    51   11/15/06   10.56%        14.22%           29.16%          30.02%
    52   12/15/06   10.56%        14.22%           28.74%          30.02%
    53    1/15/07   10.56%        14.22%           28.31%          30.01%
--------------------------------------------------------------------------------
(1) The sum of (A) the Net WAC Cap Rate plus (B) the dollar amount of payments received under the Fixed Rate Contracts Cap expressed as an annualized percentage of the total collateral balance on each Distribution Date (see "Distributions Under the Yield Maintenance Agreements" above).
(2) The sum of (A) the Effective Available Funds Rate plus (B) the dollar amount of payments received under the Class B-1 Certificate Cap expressed as an annualized percentage of Class B-1 Certificate Principal Balance on each Distribution Date (see "Distributions Under the Yield Maintenance Agreements" above).
(3) The sum of (A) the Effective Available Funds Rate plus (B) the dollar amount of payments received under the Class B-2 Certificate Cap, expressed as an annualized percentage of Class B-2 Certificate Principal Balance on each Distribution Date (see "Distributions Under the Yield Maintenance Agreements" above).










Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             LEHMAN ABS MANUFACTURED HOUSING SENIOR/SUBORDINATE
LEHMAN BROTHERS              ASSET BACKED CERTIFICATES, SERIES 2002-A
-------------------------------------------------------------------------------

                 NET WAC CAP / AVAILABLE FUNDS RATE SCHEDULES
                 (1 MONTH LIBOR = 20%, 12 MONTH LIBOR = 20%)

================================================================================
                                 Effective     Effective Class Effective Class
                    Net WAC   Available Funds   B-1 Available   B-2 Available
 Period    Date    Cap Rate       Rate(1)       Funds Rate(2)   Funds Rate(3)
--------------------------------------------------------------------------------
    54    2/15/07   10.56%        14.21%           27.89%           30.01%
    55    3/15/07   10.56%        14.21%           27.46%           30.01%
    56    4/15/07   10.56%        14.21%           27.05%           30.01%
    57    5/15/07   10.56%        14.21%           26.63%           30.00%
    58    6/15/07   10.56%        14.20%           26.21%           30.00%
    59    7/15/07   10.56%        14.20%           25.80%           30.00%
    60    8/15/07   10.56%        14.20%           25.39%           29.99%
    61    9/15/07   10.56%        14.19%           25.34%           29.99%
    62   10/15/07   10.56%        14.19%           25.30%           29.99%
    63   11/15/07   10.56%        14.19%           25.12%           29.99%
    64   12/15/07   10.56%        14.19%           24.93%           29.98%
    65    1/15/08   10.56%        14.18%           24.73%           29.98%
    66    2/15/08   10.56%        14.18%           24.52%           29.98%
    67    3/15/08   10.56%        14.18%           24.30%           29.97%
    68    4/15/08   10.56%        14.17%           24.06%           29.97%
    69    5/15/08   10.56%        14.17%           23.81%           29.97%
    70    6/15/08   10.56%        14.17%           23.54%           29.96%
    71    7/15/08   10.56%        14.16%           23.26%           29.96%
    72    8/15/08   10.56%        14.16%           22.96%           29.96%
    73    9/15/08   10.56%        14.16%           22.64%           29.96%
    74   10/15/08   10.56%        14.15%           22.30%           29.95%
    75   11/15/08   10.56%        14.15%           21.94%           29.95%
    76   12/15/08   10.56%        14.15%           21.55%           29.95%
    77    1/15/09   10.56%        14.14%           21.13%           29.94%
    78    2/15/09   10.56%        14.14%           20.69%           29.94%
    79    3/15/09   10.56%        14.14%           20.22%           29.94%
    80    4/15/09   10.56%        14.13%           19.71%           29.93%
    81    5/15/09   10.56%        14.13%           19.16%           29.93%
    82    6/15/09   10.56%        14.13%           18.58%           29.93%
    83    7/15/09   10.56%        14.12%           17.95%           29.92%
    84    8/15/09   10.56%        14.12%           17.27%           29.92%
    85    9/15/09   10.56%        14.12%           16.53%           29.92%
    86   10/15/09   10.56%        14.11%           15.74%           29.91%
    87   11/15/09   10.56%        14.11%           14.87%           29.91%
    88   12/15/09   10.56%        14.11%           14.11%           29.80%
    89    1/15/10   10.56%        14.10%           14.10%           29.21%
    90    2/15/10   10.56%        14.10%           14.10%           28.60%
    91    3/15/10   10.56%        14.10%           14.10%           28.00%
    92    4/15/10   10.56%        14.09%           14.09%           27.38%
    93    5/15/10   10.56%        14.09%           14.09%           26.75%
    94    6/15/10   10.56%        14.09%           14.09%           26.11%
    95    7/15/10   10.56%        14.08%           14.08%           25.46%
    96    8/15/10   10.56%        14.08%           14.08%           24.79%
    97    9/15/10   10.56%        14.07%           14.07%           24.10%
    98   10/15/10   10.56%        14.07%           14.07%           23.40%
    99   11/15/10   10.56%        14.07%           14.07%           22.66%
   100   12/15/10   10.56%        14.06%           14.06%           21.90%
   101    1/15/11   10.56%        14.06%           14.06%           21.09%
   102    2/15/11   10.56%        14.06%           14.06%           20.24%
   103    3/15/11   10.56%        14.05%           14.05%           19.31%
   104    4/15/11   10.56%        14.05%           14.05%           18.22%
   105    5/15/11   10.55%        14.04%           14.04%           16.20%
--------------------------------------------------------------------------------
(1) The sum of (A) the Net WAC Cap Rate plus (B) the dollar amount of payments received under the Fixed Rate Contracts Cap expressed as an annualized percentage of the total collateral balance on each Distribution Date (see "Distributions Under the Yield Maintenance Agreements" above).
(2) The sum of (A) the Effective Available Funds Rate plus (B) the dollar amount of payments received under the Class B-1 Certificate Cap expressed as an annualized percentage of Class B-1 Certificate Principal Balance on each Distribution Date (see "Distributions Under the Yield Maintenance Agreements" above).
(3) The sum of (A) the Effective Available Funds Rate plus (B) the dollar amount of payments received under the Class B-2 Certificate Cap, expressed as an annualized percentage of Class B-2 Certificate Principal Balance on each Distribution Date (see "Distributions Under the Yield Maintenance Agreements" above).











Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.